UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2010 (August 31, 2010)
DEVON ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-32318 (Commission File Number)	73-1567067 (IRS Employer Identification Number)
20 NORTH BROADWAY, OKLAHOMA CITY, OK 73102
(Address of Principal Executive Offices)                    (Zip Code)
Registrant’s telephone number, including area code: (405) 235-3611
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On August 31, 2010, Robert H. Henry and Duane C. Radtke, each a non-management member of the Board of Directors of Devon Energy Corporation (“Devon”), were granted 2,000 shares of restricted stock to vest 25% per year beginning August 31, 2011, and 3,000 stock options to purchase common stock of the Company at $60.28 per share, the closing price of the common stock as quoted by the New York Stock Exchange. Such options vest on August 31, 2010 and expire on August 30, 2018. The restricted stock and stock option grants were made under the Devon Energy Corporation 2009 Long-Term Incentive Plan.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION
By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President — Corporate Governance and Secretary

Date: September 1, 2010